Filed pursuant to Securities Act Rule 497(a)

File No. 002-76969

Rule 482 ad

The performance figures discussed herein represent past performance and do not guarantee future results. The Fund’s share price and return will vary, and investors may have a gain or loss upon redemption of their shares. Current performance may be lower or higher than the performance data discussed herein. The most recent month-end performance data may be obtained by calling 800-343-8959.

Data through December 31, 2005 Reprinted by permission of Morningstar.

Historical Profile

Return	Below Avg
Risk	Below Avg

Rating
Neutral

MERGER FUND

Governance And Management

Stewardship Grade: A

Portfolio Manager(s)

No retail mutual fund manager has been doing merger arbitrage exclusively longer than comanagers Fred Green and Bonnie Smith. They have been at the fund’s helm since its inception in 1989. Their firm, Westchester Capital Management, has been doing merger arbitrage for private and institutional accounts since 1990.

Strategy

This fund uses a merger-arbitrage strategy, buying the stock of acquisition targets and occasionally shorting the acquirer’s stock. If the deal closes, the fund makes money. The fund can also invest in corporate reorganizations, and in certain circumstances it will use options and invest in corporate bonds. The offering’s fixed-income positions are usually small, though. Before investing, management researches the strategic rationale behind the merger. It shoots for a 10%-15% gain on its investments.

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	12-05	History
13.17	14.13	14.11	14.15	13.58	14.72	15.52	14.77	13.73	15.21	15.42	14.67	NAV
7.13	14.15	9.95	11.65	5.35	17.39	17.58	2.01	-5.67	11.04	2.71	0.81	Total Return %
5.81	-23.38	-13.00	-21.70	-23.23	-3.65	26.68	13.89	16.42	-17.63	-8.16	-4.10	+/-S&P 500
8.36	-4.01	1.06	-2.45	-6.38	9.53	10.79	-1.21	-1.65	-6.62	-6.30	-3.88	+/-DJ 40%
0.00	0.58	1.32	0.21	1.56	0.54	0.93	1.35	1.37	0.26	0.01	0.06	Income Return %
7.13	13.57	8.63	11.44	3.79	16.85	16.65	0.66	-7.04	10.78	2.70	0.75	Capital Return %
1	88	54	71	90	3	4	32	76	65	86	88	Total Rtn % Rank Cat
0.00	0.08	0.19	0.03	0.22	0.07	0.14	0.21	0.20	0.04	0.00	0.01	Income $
0.71	0.83	1.24	1.58	1.10	1.15	1.65	0.85	0.00	0.00	0.20	0.87	Capital Gains $
1.58	1.41	1.36	1.36	1.33	1.38	1.34	1.34	1.38	1.37	1.37	1.37	Expense Ratio %
-0.03	0.57	1.36	0.13	1.36	0.54	1.57	2.23	1.36	0.34	-0.68	-0.35	Income Ratio %
390	290	277	271	355	387	419	384	258	309	257	312	Turnover Rate %
171	246	474	436	348	635	1,042	980	823	1,345	1,651	1,260	Net Assets $mil

Performance 12-31-05

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total
2001	1.10	1.21	-0.82	0.52	2.01
2002	-0.74	-5.87	-2.46	3.51	-5.67
2003	0.29	5.08	2.56	2.73	11.04
2004	1.64	-0.97	-1.37	3.46	2.71
2005	-0.45	0.91	1.87	-1.49	0.81

Trailing	Total Return %	+/- S&P 500	+/-DJ	%Rank	Growth of $10,000

3 Mo	-1.49	-3.57	-2.68	98	9,851
6 Mo	0.35	-5.41	-2.62	92	10,035
1 Yr	0.81	-4.10	-3.88	88	10,081
3 Yr Avg	4.76	-9.62	-5.56	81	11,497
5 Yr Avg	2.04	1.50	-3.83	86	11,062
10 Yr Avg	7.04	-2.03	-0.80	32	19,745
15 Yr Avg	8.71	-2.81	-0.35	42	34,998

Tax Analysis	Tax-Adj Rtn%	%Rank Cat	Tax-Cost Rat	% Rank Cat

3 Yr (estimated)	3.88	76	0.84	46
5 Yr (estimated)	0.88	86	1.14	54
10 Yr (estimated)	4.70	43	2.19	65

Morningstar’s Take by Dan Culloton 01-20-06

Merger Fund will reopen to new investors Jan. 25

Much of 2005 was hostile to this fund’s strategy, which involves trying to capture the spread between the share price of firms that are about to be acquired and their proposed purchase prices. The fund, however, is betting the merger arbitrage climate is getting friendlier.

Indeed, $2.7 trillion in deals were announced worldwide in 2005, making it the strongest year for M&A volume since 2000, according to Thompson Financial; that pace shows no sign of abating early in 2006. A number of bidding wars also have broken out, such as Boston Scientific BSX and Johnson & Johnson’s JNJ battle for Guidant GDT.

The wealth of opportunities is one of the reasons the fund is reopening. In mid-January it had about 55 positions, had borrowed money to put to work, and was 120% invested, which is about all the leverage the fund is allowed to use. The managers also argue they can use new money because the fund’s assets have declined about 36% since its 2004 peak due to outflows.

If things are so rosy, why hasn’t the fund, which shoots for consistent low double-digit returns, done better? Well, a number of deals have run into trouble. This fund’s management has the experience and expertise to ride out such travails, though. Johnson & Johnson’s star-crossed takeover of Guidant is an example. Recalls of Guidant cardiac devices spurred Johnson & Johnson to cut its purchase price from $76 to $63 per share. The cut stung, but the fund’s managers decided Guidant wouldn’t have agreed to the reduction without assurances the deal would close. So, the fund added to its position, which proved prescient after Boston Scientific made several bids for Guidant, the last one for $80 per share.

This fund is an acquired taste due to its strategy, expenses, and rapid turnover. But seasoned management and a history of steady absolute returns with low volatility still make it a viable portfolio diversifier.

Address:	100 Summit Lake Drive Valhalla, NY 10595 800-343-8958	Minimum Purchase:	Closed	Add: -	IRA: -

		Min Auto Inv Plan:	Closed	Add: -
	800-343-8958	Sales Fees:	0.22%B, 2.00%R
Web Address:		Management Fee:

Inception:	01/31/1989	Actual Fees:	Mgt. 1.00%	Dist 0.22%
Advisor:	Westchester Capital Management Inc.	Expense Projections:	3Yr:$588	5Yr:$1011	10Yr:$2190
Subadvisor:	None	Income Distrib:	Annually
NTF Plans:	Fidelity Retail-NTF,Schwab OneSource

Rating and Risk

Time Period	Load-Adj Return %	Morningstar Rtn vs. Cat	Morningstar Risk vs Cat	Morning Risk-Adj Rating
1 Yr	0.81
3 Yr	4.76	-Avg	-Avg	êê
5 Yr	2.04	-Avg	Avg	êê
10 Yr	7.04	Avg	-Avg	êêêê
Inception	8.17

Other Measures	Standard Index	Best Fit Index
	S&P 500	DJ 60%
Alpha	-0.2	-1.8
Beta	0.25	0.36
R-Squared	42	52

Standard Deviation	3.44
Mean	4.76
Sharpe Ratio	0.80

Portfolio Analysis 06-30-05

Total Stocks: 51 Share change since 03-31-05	Sectors	P/E Ratio	YTD Return %	% Net Assets
Dreyer's Grand Ice Cream	Goods	—	0.16	5.48
ྪ Guident	Health	47.3	6.58	4.88
ྪ Gillette	Goods	—	—	4.78
ྪ Price Communications	Telecom	42.8	3.56	3.71
ྪ Unocal	Energy	—	—	3.33
Nextel Communication	Telecom	—	—	3.05
྇ Inamed	Health	48.2	2.24	2.78
ྪ Accredo Health	Health	—	—	2.74
ྪ Renal Care Group	Health	25.9	0.3	2.67

Total Fixed-Income:6	Date of Maturity	Amount $000	Value $000	% Net Assets
Roadway 8.25%	12-01-2008	27,195	29,745	1.77
Adelphia Comms 10.25%	06-15-11	18,449	16,650	0.99
Toys R Us 7.875%	04-15-13	14,555	13,027	0.78
Adelphia Comms 9.375%	11-15-09	11,842	10,539	0.63
Adelphia Comms 9.25%		11,695	9,912	0.59
Top Enterprises Cv		6	6,088	0.36
Adelphia Comms Cv 8%	02-15-06	27,725	1,386	0.08
Adelphia Comms Cv 3.25%	05-01-21	26,583	1,329	0.08
Nextwave Wireless		2,250	1,237	0.07

Equity Style			Fixed-Income Style
Style: Growth			Duration —
Size: Mid-Cap			Quality —

Value Measures		Rel Category	Avg Eff Duration[1]		—
Price/Earnings	18.65	1.20	Avg Eff Maturity		—
Price/Book	2.46	1.04	Avg Credit Quality		—
Price/Dales	1.40	1.01	Avg Wtd Coupon		—
Price/Cash Flow	8.06	1.16	[1]Figure provided by fund		—
Dividend Yield %	0.38	0.19

Growth Measures	%	Rel Category	Sector Weightings	% of Stocks	Rel S&P 500	3 Year High	3 Year Low
Long-Term Erngs	12.64	1.14	Info	23.57	1.17
Book Value	1.08	0.13	Software	0.00	0.00	12	0
Sales	1.77	0.24	Hardware	4.25	0.42	7	0
Cash Flow	10.27	1.02	Media	4.56	1.27	10	0
Historical Erngs	14.12	0.93	Telecom	14.76	4.90	21	4
			Service	51.22	1.1

Market Cap%
Giant	6.5	Small	16.8	Health	21.92	1.65	25	15
Large	25.2	Micro	2.4	Consumer	11.76	1.44	22	3
Mid	49.1	Avg $mil:	4,933	Business	10.29	2.66	13	5
				Financial	7.25	0.34	25	7

●	Cash	7.5		Mfg	25.21	0.75
●	Stocks	74.6		Goods	16.75	1.96	17	3
m	Bonds	4.8		Ind Mtrls	2.17	0.18	23	2
m	Other	13		Energy	6.29	0.67	6	0
	Foreign	7.8		Utilities	0.00	0.00	3	0
	(1% of Stock)